COMPANY UPDATE FOR COVID-19 MARCH 25, 2020 Company Update - March 25, 2020

SAFE HARBOR This presentation contains forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward- looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward- looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the impact of the COVID-19 pandemic and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including CyrusOne’s Form 10-K report, Form 10-Q reports, and Form 8-K reports. We undertake no obligation to revise or update any forward-looking statements for any reason other than required by law. Unless otherwise noted, all data herein is as of December 31, 2019. Company Update - March 25, 2020 2

STRONG FINANCIAL POSITION . ~$1.74B in available liquidity as of March 23, 2020 − ~$1.47B in revolver capacity(1) plus ~$50MM of cash and cash equivalents − $222MM in forward equity, including $123MM raised through the at-the-market equity program in 1Q’20 (1.99MM shares / $61.96 per share net of commission) . Estimated $544-634MM cost to complete development projects as of December 31, 2019 (implies pro forma current liquidity of ~$1.1 to $1.2B adjusted for completion of projects) . Investment-grade credit ratings allow consistent access to capital . No debt maturities until 2023(2) Current Debt Maturity Schedule(1)(2) ($MM) $1,019 $600 $540 $600 $300 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 CyrusOne has substantial liquidity and no near-term debt maturities Notes: 1. Current revolver capacity is total revolver capacity of $1.7B less USD-equivalent draws of ~$219MM and outstanding letters of credit totaling $10.6MM. Current debt maturity schedule reflects USD-equivalent of EUR notes due 2027 at EURUSD exchange rate as of March 23, 2020. 2. Assuming exercise of revolving credit facility one-year extension option. Company Update - March 25, 2020 3

FINANCIAL POLICY CONSISTENT WITH IG STATUS

Maintain substantial liquidity and financial flexibility to support business model and attractive growth opportunities	▪ Significant available liquidity with revolver, cash, and forward equity ▪ Term out revolver balance once in the ~$400-600MM range in investment-grade bond market ▪ 100% unsecured[(1)]
Manage balance sheet to maintain conservative leverage metrics and long-dated maturity schedule	▪ Net debt / LQA Adj. EBITDA in 5.5x range ▪ Fixed charge coverage consistently above 4.0x ▪ Weighted average remaining debt term of nearly six years[(2)]
Maintain broad access to capital markets	▪ Very active in bank, debt and equity markets since IPO ▪ Successful inaugural investment-grade USD and EUR bond offerings with strong demand and attractive pricing ▪ $222MM in forward equity available for draw down; $99MM by November 2020 and $123MM by March 2021

Notes:
1. Excludes finance lease liabilities of $31.8MM as of December 31, 2019.
2. Assuming exercise of revolving credit facility one-year extension option.

Company Update - March 25, 2020

CyrusOne

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DIVERSIFIED, HIGH CREDIT QUALITY PORTFOLIO Revenue(1) by Industry Vertical Revenue(1) by Market Healthcare Raleigh-Durham IT - Mgd. Svcs. London 3% Austin 3%2% Industrials 4% 4% 5% Frankfurt 4% 22% No. Virginia Telecom 5% Chicago 4% Energy 6% Houston 8% 47% IT - Cloud IT - Enterprise / 7% Other 13% San Antonio 9% Dallas Other 8% 9% Cincinnati 12% 15% 10% Phoenix Financial Services New York Metro . Approximately 75% of rent generated from investment grade customers, and IT - Cloud vertical includes some of strongest credits in the world . Only 6% of rent from customers in the Energy vertical, with approximately 2/3 of rent in this vertical from investment-grade customers . Balanced revenue contribution across markets . Recurring rent model with a high credit quality customer base and weighted average remaining lease term of 53 months . Data centers house mission-critical IT infrastructure necessary for ensuring continued operation of our customers’ businesses Note: 1. Based on December 2019 annualized rent. Annualized rent represents cash rent, including metered power reimbursements, for the month of December, multiplied by 12. Company Update - March 25, 2020 5

COVID-19 RESPONSE AND PREPAREDNESS . Our emergency preparedness plans have been implemented . Our Pandemic Crisis Management Team continues to monitor the WHO, CDC, and local governments for the latest information . We are complying with applicable regulations to ensure essential personnel are provided with the necessary clearances where non-essential worker restrictions have been enacted . We have enabled our employees who are not required to be physically onsite to perform their jobs to maximize teleworking arrangements, and we are enforcing social distancing . We have provided hygienic awareness training to employees and have posted hygienic tips in bathrooms, lounges, and other high traffic areas . We have increased the cleaning frequency of common areas and frequently touched surfaces . We have suspended non-essential employee travel and have stopped all international business travel . Our Operations team has validated emergency supply levels and is prepared to implement a shelter-in-place response for CyrusOne designated personnel, if warranted . Our Procurement team has been continuously monitoring risk with OFCI equipment suppliers, general contractors and other professional service providers since the week of February 23, and we have a supply chain risk assessment that is updated on an ongoing basis Company Update - March 25, 2020 6

COVID-19 IMPACT TO BUSINESS AND OBSERVATIONS . This is a fluid situation that we are closely monitoring across our markets in the U.S. and Europe . Governmental authorities across the globe have been issuing stay-at-home or shelter-in-place orders − In most jurisdictions, both data center operations and data center construction have been deemed “essential activities,” meaning we can continue these processes even through shelter-in-place orders and other bans on activities Limited Current − Our data center portfolio is fully operational Impact to Business − At this time, we have not experienced any shutdown of construction projects, and we continue to monitor the situation closely . Our supply chain remains intact, with redundancy of supply for key operational and construction-related products . We have not been notified by customers of any significant delays in expected implementation timelines . We are most concerned with the health and safety of all our team members and customers and their families . We have strong support from our bankers, suppliers, customers and all other constituencies, for which we are incredibly grateful Additional Observations . We remain resolute in supporting our customers’ current and future infrastructure requirements . The existing situation highlights the critical role that Internet infrastructure, and data centers in particular, play in supporting the global economy. The implications from the current increase in demand for remote IT access and WFH capabilities are likely long-term positive indicators for our industry Company Update - March 25, 2020 7